UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 22, 2005
Dex Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32249 (Commission File Number)	14-1855759 (IRS Employer Identification No.)

198 Inverness Drive West, Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)
(303) 784-2900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.
     On September 22, 2005, the Board of Directors of Dex Media, Inc. declared a quarterly cash dividend of $0.09 per common share, payable on October 31, 2005 to stockholders of record as of October 13, 2005. On September 22, 2005, the Company issued a press release regarding the declaration of such dividend. A copy of such press release is attached hereto as Exhibit 99.1.
Item 9.01       Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description

99.1	Press release dated September 22, 2005 entitled “Dex Media Announces Quarterly Dividend.”

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant, Dex Media, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: September 23, 2005

DEX MEDIA, INC.
By:	/s/ FRANK M. EICHLER
Frank M. Eichler
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 22, 2005 entitled “Dex Media Announces Quarterly Dividend.”

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